U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 14, 2007
AMB PROPERTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of	(Commission file number)	(I.R.S. employer identification
incorporation)		number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibits
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

ITEM 8.01 OTHER EVENTS
We expect to file a registration statement on Form S-3 with the Securities and Exchange Commission (SEC) on or about November 14, 2007 registering the issuance and resale of 1,130,835 shares of common stock issuable to J.A. Green Development Corp. and JAGI, Inc. In connection with the filing of this registration statement on Form S-3 and for the sole purpose of meeting post-annual report SEC reporting requirements with respect to such registration statement, we are filing this current report on Form 8-K to set forth audited consolidated financial statements for the years ended December 31, 2006, 2005 and 2004, to reflect the reclassification of five properties from properties held for use to properties held for sale and the disposition of four properties, which were previously held for use, during the nine-month period ended September 30, 2007. We are also amending our segment information presented in Note 16 to the consolidated financial statements for the years ended December 31, 2006, 2005 and 2004 to conform to the current presentation presented in Note 10 of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007.
We are amending our audited consolidated financial statements for the years ended December 31, 2006, 2005 and 2004 due to certain provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” that require us to report the results of operations of a property if it has either been disposed of or is classified as held for sale in discontinued operations and meets certain other criteria. The same retrospective adjustment of discontinued operations required by SFAS No. 144 is required for previously issued annual financial statements in the Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the date of the sale. Accordingly, we are amending our audited consolidated financial statements for the years ended December 31, 2006, 2005 and 2004 to reflect five properties that were held for sale and the disposition of four properties, which were previously held for use, during the nine months ended September 30, 2007 and met the criteria to be classified as discontinued operations. The effect of the reclassification represents a $9.1 million, $7.4 million and $6.8 million decrease in our previously reported income from continuing operations for the years ended December 31, 2006, 2005 and 2004, respectively. As a result of the foregoing, Notes 2, 4, 8, 9, 13, 15, 16 and 17 to the consolidated financial statements for the years ended December 31, 2006, 2005 and 2004 have been updated. There is no effect on our previously reported net income, financial condition or cash flows.
In addition, we have provided herein updated information on our properties and an updated table of selected financial data and management’s discussion and analysis of financial condition and our results of operations, which we believe may be helpful to the investor in reviewing these amended financial statements. We have not included herein the audited financial statements for AMB Japan Fund I, L.P., which were filed with our amended annual report on Form 10-K/A for the year ended December 31, 2006 on October 26, 2007.
Except as described above, the information presented in this current report on Form 8-K does not include any adjustments or updates to any information presented in our consolidated financial statements or elsewhere in our annual report on Form 10-K for the years ended December 31, 2006, 2005, and 2004, which was originally filed on February 23, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)

99.1	Information on our properties as of and for the years ended December 31, 2006, 2005 and 2004

99.2	Selected Company Financial and Other Data as of and for the years ended December 31, 2006, 2005, 2004, 2003 and 2002

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2006

99.4	Consolidated Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)

Date: November 14, 2007	By:	/s/ Thomas S. Olinger
Thomas S. Olinger
Chief Financial Officer

Exhibits

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)

99.1	Information on our properties as of and for the years ended December 31, 2006, 2005 and 2004

99.2	Selected Company Financial and Other Data as of and for the years ended December 31, 2006, 2005, 2004, 2003 and 2002

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2006

99.4	Consolidated Financial Statements